SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [ X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]                   Preliminary Proxy Statement

[  ]                   Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

[X]                    Definitive Proxy Statement

[  ]                   Definitive Additional Materials

[  ]                   Soliciting Material Pursuant to Sections 240.14a-11(c)
                       or Section 240.14a-12

                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]                    No fee required

[  ]                   Fee computed on table below per Exchange Act
                       Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)            Proposed maximum aggregate value of transaction:

         5)            Total fee paid:

[  ]                   Fee paid previously with preliminary materials

[  ]     Check box if any  part of the fee is  offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)            Amount Previously Paid:

         2)            Form, Schedule or Registration Statement No.:

         3)            Filing Party:

         4)            Date Filed:

                           WESTELL TECHNOLOGIES, INC.
                             750 NORTH COMMONS DRIVE
                             AURORA, ILLINOIS 60504
                                 (630) 898-2500




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 25, 2003

TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of Westell Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Company's Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois on Thursday, September 25, 2003 at 10:00 a.m. Central Daylight Time for the following purposes:

          1.   To elect seven directors;

          2. To approve an amendment to the amended and restated certificate of incorporation of the Company to permit stockholders holding 25% or more of the voting power of the Company to call a special meeting of stockholders.

          3. To approve an amendment to the Bylaws of the Company to eliminate the provisions set forth in Article IX of the Bylaws that prevent Westell from selling securities having forward pricing provisions without first obtaining majority stockholder approval.

          4.   Any other matters that properly come before the meeting.


         The Board of Directors has fixed the close of business on August 4, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

                                              By Order of the Board of Directors




                                              Nicholas C. Hindman, Sr.
                                              Senior Vice President and
                                              Chief Financial Officer




August 21, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                           WESTELL TECHNOLOGIES, INC.
                             750 NORTH COMMONS DRIVE
                             AURORA, ILLINOIS 60504
                                   -----------

                                 Proxy Statement

          Annual Meeting of Stockholders to be held September 25, 2003
                                   -----------
To the Stockholders of
WESTELL TECHNOLOGIES, INC.:

         This Proxy Statement is being mailed to stockholders on or about August 21, 2003 and is furnished in connection with the solicitation by the Board of Directors of Westell Technologies, Inc (the "Company") of proxies for the Annual Meeting of Stockholders to be held on September 25, 2003 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of Proxy which accompanies this Proxy Statement is executed and returned, it will be voted. A Proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Company or by attending the meeting and voting in person.

         A majority of the outstanding shares entitled to vote at this meeting and represented in person or by proxy will constitute a quorum. A quorum is needed for any proposal to be adopted.

         The affirmative vote of the holders of a plurality of the voting power of the Company entitled to vote and represented in person or by proxy at the meeting is required for the election of directors. Neither the nonvoting of shares nor withholding of authority will affect the election of directors.

         The affirmative vote of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, is required to adopt the above described amendments to the Bylaws of the Company and the Amended and Restated Certificate of Incorporation of the Company. Shares represented by proxies which are marked "abstain" or to deny discretionary authority on any matter will be treated as shares present and entitled to vote and will have the same affect as votes against any such matters. Broker "non-votes" will also have the same affect as votes against the proposals to approve the amendment to the Company's Amended and Restated Certificate of Incorporation and the amendment to the Company's Bylaws. Broker "non-votes" and the shares as to which stockholders abstain are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         With regard to approving any other proposal submitted to a vote at the meeting, votes cast in favor of a proposal must exceed the votes cast in opposition.

         Expenses incurred in the solicitation of proxies will be borne by the Company. Officers of the Company may make additional solicitations in person or by telephone.

         The Annual Report to Stockholders on Form 10-K for fiscal year ended March 31, 2003 ("fiscal 2003") accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

         Only holders of record of Class A Common Stock or Class B Common Stock at the close of business on August 4, 2003 are entitled to vote at the meeting. As of August 4, 2003, the Company had outstanding 49,243,451 shares of Class A Common Stock and 17,550,860 shares of Class B Common Stock (collectively, the "Common Stock"), and such shares are the only shares entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to four votes on each matter to be voted upon at the Annual Meeting.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial holdings (and the percentages of outstanding shares represented by such beneficial holdings) as of July 21, 2003, of (i) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own beneficially more than 5% of either class of its outstanding Common Stock, (ii) each director, (iii) each Named Executive Officer identified in the summary compensation table below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Persons who have the power to vote or dispose of Common Stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such Common Stock.


STOCKHOLDERS,                       NUMBER OF     NUMBER OF       PERCENT OF        PERCENT OF       PERCENT OF
NAMED EXECUTIVE                     CLASS A       CLASS B         CLASS A           CLASS B          TOTAL VOTING
OFFICERS AND DIRECTORS              SHARES(1)(2)  SHARES(2)       COMMON STOCK      COMMON STOCK     POWER(3)
-------------------------------     ----------    ------------    --------------    -------------    ---------------

Robert C. Penny III........                --     14,826,886(4)              --            84.5%              49.7%
Melvin J. Simon............         145,250(5)    16,201,848(4)(6)            *            92.3%              54.4%
Becker Capital Management (7)       2,467,440              --              5.0%               --               3.6%
E. Van Cullens.............           948,799              --              1.9%               --                  *
John W. Seazholtz..........           135,250              --                 *               --                  *
Nicholas C. Hindman, Sr....           189,061              --                 *               --                  *
William J. Noll............           288,226              --                 *               --                  *
John  C. Clark.............            28,763              --                 *               --                  *
Paul A. Dwyer..............           192,650              --                 *               --                  *
Richard Riviere............            21,600              --                 *               --                  *
Bernard F. Sergesketter....            43,650              --                 *               --                  *
Roger L. Plummer...........            18,000              --                 *               --                  *
All Directors and Executive
Officers as a group (13
Persons)...................         2,011,249                              4.1%                                1.7%
------------------
*   Less than 1%
(1)  Includes options to purchase shares that are exercisable  within 60 days of
     July 21, 2003 as follows:  Mr. Cullens:  901,799 shares; Mr. Simon: 133,750 shares; Mr. Noll: 270,750 shares; Mr. Dwyer: 176,650 shares; Mr. Seazholtz:
     118,250 shares;  Mr.  Sergesketter:  33,650 shares;  Mr.  Hindman:  179,061 shares; Mr. Clark: 28,763 shares; Mr. Riviere:  21,600 shares; Mr. Plummer:
     13,000 shares; and all directors and officers as a group: 1,855,673 shares.
(2)  Holders of Class B Common  Stock  have four votes per share and  holders of
     Class A Common  Stock  have one vote  per  share.  Class A Common  Stock is freely  transferable  and  Class B  Common  Stock is  transferable  only to certain  transferees  but is  convertible  into  Class A Common  Stock on a share-for-share basis.
(3)  Percentage of beneficial ownership is based on 49,206,255 shares of Class A
     Common Stock and 17,550,860  shares of Class B Common Stock  outstanding as of July 21, 2003.
(4)  Includes  14,826,886  shares of Class B Common Stock held by Messrs.  Penny and Simon, as Trustees  pursuant to a Voting Trust Agreement dated February
     23, 1994,  as amended (the "Voting  Trust"),  among Robert C. Penny III and
     Melvin J. Simon, as trustees (the  "Trustees"),  and certain members of the
     Penny  family and the Simon  family.  The  Trustees  have joint  voting and dispositive  power over all shares in the Voting Trust.  Messrs.  Penny and
     Simon each disclaim beneficial ownership with respect to all shares held in the Voting Trust in which they do not have a pecuniary interest. The Voting
     Trust  contains  3,158,631  shares  held for the  benefit of Mr.  Penny and
     237,804  shares held for the benefit of Mr. Simon.  The address for Messrs.
     Penny and Simon is Melvin J. Simon & Associates, Ltd., 4343 Commerce Court,
     Suite 616, Lisle, Illinois 60532.
(5)  Includes 9,500 shares owned by Stacy L. Simon,  Melvin J. Simon's daughter, and 2,000  shares held in trust for the  benefit of Makayla G.  Penny,  Mr.
     Penny's  daughter,  for which Mr.  Simon is trustee and has sole voting and dispositive  power;  Mr.  Simon  disclaims  beneficial  ownership  of these shares.
(6)  Includes  45,980 shares held in trust for the benefit of Sheri A. Simon and
     45,980  shares  held in  trust  for  Stacy  L.  Simon,  Melvin  J.  Simon's daughters,  for which Natalie Simon, Mr. Simon's wife, is custodian and has sole voting and dispositive power;  includes 1,283,002 shares held in trust for the benefit of Mr. Penny's  children for which Mr. Simon is trustee and has sole voting and  dispositive  power.  Mr.  Simon  disclaims  beneficial ownership of these shares.
(7)  The Class A Common  stock listed in the table is owned of record by clients of  Becker  Capital  Management,  Inc.  In its  capacity  as an  investment advisor, Becker Capital Management,  Inc. may be deemed to beneficially own the shares listed in the table. The address for this stockholder is 1211 SW
     5th Avenue, Portland, Oregon 97204.


PROPOSAL NO. 1:  ELECTION OF DIRECTORS

           At the Annual Meeting, seven directors, are to be elected to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Thomas Reynolds, a current board member, is planning to resign from the board effective September 1, 2003. The Company is currently conducting a search for his replacement but expects that this position will remain vacant until after the Annual Meeting. The Bylaws of Westell Technologies, Inc. provide that not less than six nor more than ten directors shall constitute the board of directors.

         The Board of Directors has no reason to believe that any such nominee will be unable to serve. It is intended that the proxies will be voted for the nominees listed below. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.



NOMINEES

         The following table sets forth certain information with respect to the nominees, all of whom are current members of the present Board of Directors.

                              DIRECTOR        PRINCIPAL OCCUPATION
NAME AND AGE                    SINCE         AND OTHER INFORMATION
------------                    -----         ---------------------

John W. Seazholtz (66)           1997         John  W.  Seazholtz has  served as
                                              Director  of  the  Company   since
                                              December   1997  and  was  elected
                                              Chairman   in  April   2000.   Mr.
                                              Seazholtz  was President and Chief
                                              Executive   Officer  of   Telesoft
                                              America, Inc. from May 1998 to May
                                              2000. In April 1998, Mr. Seazholtz
                                              retired   as   Chief    Technology
                                              Officer - Bell  Atlantic  where he
                                              served   since  June   1995.   Mr.
                                              Seazholtz   previously  served  as
                                              Vice   President   Technology  and
                                              Information    Services   -   Bell
                                              Atlantic  and in  other  executive
                                              capacities   with  Bell   Atlantic
                                              beginning in 1962.  Mr.  Seazholtz
                                              currently serves as a Director for
                                              Odetics,   Inc.,   a  supplier  of
                                              digital data  management  products
                                              for the  security,  broadcast  and
                                              computer storage markets,  and for
                                              ASC-Advanced             Switching
                                              Communications,   an  ATM  network
                                              equipment    developer.    He   is
                                              Chairman of eWay Group,  a private
                                              consulting  firm.  He  is  on  the
                                              Board   of   Overseers   of   N.J.
                                              Institute of Technology.

Melvin J. Simon (58)             1992         Melvin  J.  Simon  has  served  as
                                              Assistant Secretary of the Company
                                              since  July 1995 and as a Director
                                              of the Company  since August 1992.
                                              From July 1995 to April 2003,  Mr.
                                              Simon    served    as    Assistant
                                              Treasurer  of  the  Company.  From
                                              August  1992  to  July  1995,  Mr.
                                              Simon  served  as  Secretary   and
                                              Treasurer   of  the   Company.   A
                                              Certified Public  Accountant,  Mr.
                                              Simon  founded  and has  served as
                                              President  of  Melvin  J.  Simon &
                                              Associates,    Ltd.,    a   public
                                              accounting  firm,  since May 1980.
                                              Mr.  Simon serves as a Director of
                                              the    Company's    91.5%    owned
                                              subsidiary Conference Plus, Inc.

Paul A. Dwyer (69)               1996         Paul  A.  Dwyer  has  served  as a
                                              Director  of  the  Company   since
                                              January  1996 and as a Director of
                                              Westell,   Inc.,  a  wholly  owned
                                              subsidiary  of the Company,  since
                                              November  1995.  Mr.  Dwyer,   now
                                              retired, served as Chief Financial
                                              Officer   of   Henry   Crown   and
                                              Company, a private investment firm
                                              from  February  1981  to  December
                                              1999,  and as  Vice  President  --
                                              Administration     of     Longview
                                              Management     Group,    LLC,    a
                                              registered   investment   advisor,
                                              from   October  1998  to  December
                                              1999.   Mr.   Dwyer  serves  as  a
                                              Director for McHenry Bancorp Inc.,
                                              Rush    Computer     Rental    and
                                              Valuemetrics Advisors.

Robert C. Penny III (50)         1998         Robert C. Penny  III has served as
                                              a Director  of the  Company  since
                                              September  1998.  He has  been the
                                              managing     partner    of    P.F.
                                              Management    Co.,    a    private
                                              investment   company,   since  May
                                              1980.

Bernard F. Sergesketter (67)     2000         Bernard F. Sergesketter has served
                                              as a Director of the Company since
                                              March 2000.  Mr.  Sergesketter  is
                                              Chairman   and   Chief   Executive
                                              Officer    of    Sergesketter    &
                                              Associates, a marketing consulting
                                              firm,  since 1994.  He served as a
                                              Vice   President   of  AT&T   from
                                              January 1983 to August  1994.  Mr.
                                              Sergesketter  was  a  Director  of
                                              Teltrend,   Inc,  a  wholly  owned
                                              subsidiary  of the  Company,  from
                                              January  1996 to  March  2000  and
                                              currently  serves as a Director of
                                              Solar   Communications  Inc.,  the
                                              Illinois  Institute of  Technology
                                              and The Sigma Chi Foundation.

E. Van Cullens (57)              2001         E.  Van  Cullens  has  served   as
                                              President, Chief Executive Officer
                                              and Director of the Company  since
                                              July 2001.  Prior to  joining  the
                                              Company,   Mr.  Cullens   operated
                                              Cullens   Enterprises,    LLC,   a
                                              management consulting firm focused
                                              in  telecommunications,  from June
                                              2000 through June 2001.  From June
                                              1999  to  May  2000,  Mr.  Cullens
                                              served  as  President   and  Chief
                                              Operating    Officer   of   Harris
                                              Corporation    and    served    as
                                              President,  Communications  Sector
                                              from  May 1997 to June  1999.  Mr.
                                              Cullens    served    in    various
                                              executive  capacities with Siemens
                                              A.  G.  and  affiliated  companies
                                              from  January  1991 to April 1997.
                                              Mr.      Cullens      was     with
                                              Stromberg-Carlson  from  May  1984
                                              until   January   1991   when  the
                                              Stromberg-Carlson  was acquired by
                                              Siemens.  From  May  1972 to April
                                              1984,  Mr.  Cullens  held  various
                                              management   positions   with  GTE
                                              Corporation.

Roger L. Plummer (61)            2001         Roger L.  Plummer has  served as a
                                              Director  of  the  Company   since
                                              September,   2001.   Mr.   Plummer
                                              currently  serves as the  Managing
                                              Director   of  the   International
                                              Engineering    Consortium.     Mr.
                                              Plummer    also    serves   as   a
                                              consultant    in     communication
                                              technology      and      corporate
                                              organization   and  culture.   Mr.
                                              Plummer   previously   served   in
                                              various  executive  capacities  at
                                              Ameritech  and  its   predecessor,
                                              Illinois Bell, including President
                                              of the Ameritech  Custom  Business
                                              Services  unit. Mr. Plummer serves
                                              as  a  Board  member  of:   DePaul
                                              University, University of Illinois
                                              Foundation,     Chicago     public
                                              television Channel 11, Association
                                              of  Public  Television   Stations,
                                              Accreditation  Council of Graduate
                                              Medical  Education,  Rush Hospital
                                              Neurobehavioral   Center,  Chicago
                                              Symphony    Orchestra    Governing
                                              Members   Organization   and   the
                                              University  of  Illinois   Medical
                                              Center.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES:

         The Board of Directors held twelve meetings during fiscal 2003. All directors attended at least 75% of the aggregate number of such meetings and of meetings of Board committees on which they served in fiscal 2003.

         The Board of Directors has five standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Finance Committee and the Technology Committee.

         The Audit Committee (comprised of Messrs. Dwyer (Chair), Simon and Sergesketter) met three times in fiscal 2003. The functions of the Audit Committee consist of providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. Each of the audit committee members is deemed independent as such term is defined in the NASD listing standards. Mr. Dwyer serves as the financial expert of the audit committee and is an independent director as such term is defined under NASD rules.

         The Compensation Committee (comprised of Messrs. Dwyer (Chair), Penny, Seazholtz and Simon) met three times in fiscal 2003. The functions of the Compensation Committee consist of determining executive officers' salaries and bonuses as well as administering and determining awards to be granted under the Company's 1995 Stock Incentive Plan and Employee Stock Purchase Plan.

         The Finance Committee (comprised of Messrs. Simon (Chair), Cullens and Dwyer) met two times in fiscal 2003. The functions of the Finance Committee consist of making recommendations to the Board of Directors as to financial matters and as to such matters as shall be referred to it by the Board of Directors. The Finance Committee also periodically reviews the investment policies and performance of the Company.

         The Technology Committee (comprised of Messrs. Seazholtz (Chair), Sergesketter, Plummer and Cullens) met once in fiscal 2003. The Technology Committee was established to insure alignment between the Company's technology initiatives and its overall business strategy.

         Directors who are not employees of the Company each receive $20,000 per year for services rendered as directors, except Robert C. Penny III, who receives no compensation. In the fiscal 2003, outside directors, except for Robert C. Penny III were granted stock options to purchase shares that vest annually over five years and have a ten year term. John Seazholtz was granted stock options to purchase 50,000 shares on April 1, 2002. Paul Dwyer, Thomas Reynolds, Melvin Simon and Bernard Sergesketter were granted options to purchase 25,000 shares on April 1, 2002. Roger Plummer was granted options to purchase 15,000 shares on April 1, 2002. The exercise price for such options was based on the fair market value of the options on the day of grant. In addition, all directors may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. Mr. Simon also receives $1,250 each quarter for his services as a director of Conference Plus, Inc., a subsidiary of the Company. Other than as described in this paragraph, directors who are employees of the Company do not receive additional compensation for service as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

         EXECUTIVE OFFICERS

         The following sets forth certain information with respect to the current executive officers of the Company. Please refer to the information contained above under the heading "Election of Directors" for biographical information of executive officers who are also directors of the Company.

Name                       Age      Position
----                       ---      --------
John W. Seazholtz..........  66     Chairman of the Board of Directors
E. Van Cullens.............  57     President and Chief Executive Officer
Nicholas C. Hindman, Sr....  52     Treasurer, Secretary, Senior Vice President
                                    and Chief Financial Officer
William J. Noll............  61     Senior Vice President of Product Development
                                    and Chief Technology Officer
John C. Clark..............  55     Senior Vice President of Operations


         Nicholas C. Hindman, Sr. has served as Treasurer, Secretary, Vice President and Chief Financial Officer since March, 2000 and as acting Treasurer, Secretary, Vice President and Chief Financial Officer of the Company from May 1999 to February 2000. From October 1997 to April 1999, Mr. Hindman served as General Manager of MFI Holdings, LLC, a manufacturer of consumer products. From 1992 through September 1997, Mr. Hindman operated an auditing and consulting firm specializing in initial public offerings, private placement of securities and business turnarounds.

         John C. Clark has served as Senior Vice President of Operations since April 2001. Prior to joining the Company, Mr. Clark was Vice President of Manufacturing from September 1998 to October 2000 with 3COM. Mr. Clark was Director of Material Management at US Robotics/3COM from January 1996 to September 1998. From 1994 to 1996, Mr. Clark served as Area Vice President of Operations for Caremark. He also served as Director of Materials Management for Caremark from 1991 to 1996.

         William J. Noll has served as Senior Vice President of Research and Development and Chief Technology Officer of Westell, Inc. since May 1997. Prior to joining the Company, Mr. Noll was Vice President and General Manager of Residential Broadband at Northern Telecom from October 1995 to May 1997. Mr. Noll held other various Vice President and Assistant Vice President positions at Northern Telecom from June 1988 to October 1996, and was Vice President Network Systems at Bell Northern Research from November 1986 to June 1988.

EXECUTIVE COMPENSATION

         The following table sets forth information for the fiscal years ended March 31, 2001, 2002 and 2003, with respect to all compensation paid or earned for services rendered to the Company by individuals who served as the Company's Chief Executive Officer in fiscal 2003 and the Company's other most highly compensated executive officers who were executive officers at March 31, 2003 (together, the "Named Executive Officers") and one individual who served as an executive officer in fiscal 2003 but who is no longer serving as such on March 31, 2003.


                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION                                           LONG TERM COMPENSATION
--------------------------------------------------------------------------------------------    ----------------------------
                                                                                                SECURITIES     ALL OTHER
                                                                             OTHER ANNUAL       UNDERLYING     COMPEN-
                                    FISCAL                                   COMPENSATION       OPTIONS(1)     SATION
NAME AND PRINCIPAL POSITION          YEAR      SALARY ($)     BONUS ($)      ($)                (SHARES)       ($)
-------------------------------     ------     -----------    -----------    ---------------    -----------    -------------

E.Van Cullens                        2003         433,187              -                  -        195,541          -
President and Chief                  2002         344,898        200,000         217,182(2)      1,876,923          -
Executive  Officer                   2001               -              -                  -              -          -

John C. Clark                        2003         239,239              -          31,714(2)        114,572          -
Senior Vice President of             2002         234,519          2,500                  -        122,632          -
Operations                           2001               -              -                  -              -          -

Nicholas C. Hindman, Sr.             2003         196,854              -                  -        100,498          -
   Treasurer, Secretary,             2002         200,000         18,000                  -        117,833          -
   Senior Vice President and         2001         200,000         39,200                  -              -          -
   Chief Financial Officer

William J. Noll                      2003         183,938         38,333                  -     94,581              -
   Senior Vice President of          2002         222,000        143,600                  -        135,402          -
   Research & Development and        2001         184,711        186,500                  -         85,750         2,302(3)
   Chief Technology Officer

Richard P. Riviere(5)                2003         120,000              -                  -              -        69,200(4)
   Vice President of                 2002         208,000        127,772                  -              -          -
   Transaction Services Chief        2001         196,712        120,442                  -              -          -
   Executive Officer of
   Conference Plus, Inc.

-------------------------------

(1)  Stock options  granted were  non-qualified  stock options of Class A Common
     Stock and were issued  under the 1995 Stock  Incentive  Plan of the Company
     (the "Plan")  except for all options  issued to Mr.  Cullens in fiscal year
     2002 which were issued outside of the Plan.
(2)  Represents reimbursed relocation expense and tax gross up.
(3)  Represents matching contributions under the Company's 401(k) Profit Sharing
     Plan for fiscal 2002. (4) Represents $56,000 paid in severance costs and $13,200 paid for accrued vacation.
(5)  Mr. Riviere resigned in October 2002.


         The following tables set forth the number of stock options granted to each of the Named Executive Officers during fiscal 2003, the stock option exercises by each Named Executive Officer and exercisable and unexercisable stock options held by the Named Executive Officers as of March 31, 2003. For purposes of table computations the fair market value at March 31, 2003 was equal to $4.05 per share.


OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                   POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                                                                                   ANNUAL RATE OF STOCK
                                                                                    PRICE APPRECIATION
                              INDIVIDUAL GRANTS                                     FOR OPTION TERM (2)
  ---------------------------------------------------------------------------     ------------------------
                                  PERCENT OF
                                  TOTAL
                                  OPTIONS
                   NUMBER OF      GRANTED TO       EXERCISE
                   SECURITIES     EMPLOYEES        OR
                   UNDERLYING     IN               BASE
                    OPTIONS       FISCAL           PRICE         EXPIRATION
  NAME             GRANTED(#)     YEAR(1)          ($/SH)        DATE               5%             10%
  -------------    -----------    ------------     ----------    ------------     --------     -----------

  E. Van
  Cullens           95,541(3)           3.00%          1.570        04/01/12       94,334         239,060
                   100,000(5)           3.14%          1.305        12/24/12       82,071         207,893
  Nicholas C.
  Hindman           10,000(4)           0.31%          1.570        04/01/12        9,874          25,022
                    10,000(4)           0.31%          3.000        04/01/12            -          10,722
                    73,248(3)           2.30%          1.570        04/01/12       72,322         183,279
                     7,250(4)           0.23%          1.570        04/01/12        7,158          18,141
  John C.
  Clark             10,000(4)           0.31%          1.570        04/01/12        9,874          25,022
                    10,000(4)           0.31%          3.000        04/01/12            -          10,722
                    73,248(3)           2.30%          1.570        04/01/12       72,322         183,279
                    15,000(4)           0.47%          1.570        04/01/12       14,810          37,533
                     6,234(4)           0.20%          4.050        03/31/13       16,107          40,819
  William J.
  Noll              10,000(4)           0.31%          1.570        04/01/12        9,874          25,022
                    10,000(4)           0.31%          3.000        04/01/12            -          10,722
                    73,248(3)           2.30%          1.570        04/01/12       72,322         183,279
                     1,333(3)           0.04%          1.315        08/02/12        1,102           2,794
  Richard P.
  Riviere                  --              --             --              --           --              --
  -------------

(1)  Based on 3,182,681 total options granted to employees,  including the Named
     Executive Officers, in fiscal 2003.
(2) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.
(3) These options are performance-based and vest in full at the earlier of achievement of certain performance goals or eight years after the grant date.
(4) These options vest over a five-year period with 20% vesting per year and have a 10-year life subject to earlier termination upon the occurrence of certain events related to termination of employment.
(5) 95,834 of the shares covered by this option vest monthly over a two year period and 4,166 of the shares covered by this option vested on issuance.



FISCAL YEAR-END VALUES
----------------------


                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           SHARES             VALUE              UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                           ACQUIRED ON        REALIZED           OPTIONS AT FISCAL YEAR END(#)   FISCAL YEAR END ($)
NAME                       EXERCISE (#)       ($)(1)             (EXERCISABLE/UNEXERCISABLE)     (EXERCISABLE/UNEXERCISABLE)
-----------------------    --------------     ---------------    ----------------------------    -------------------------------

E. Van Cullens                         -                   -               317,344/1,755,120                  674,260/2,918,720
Nicholas C. Hindman                    -                   -                 112,669/171,712                     92,944/387,718
John C. Clark                          -                   -                  51,763/185,441                    101,488/406,126
William J. Noll                        -                   -                 303,162/182,571                    115,628/385,245
Richard P. Riviere                     -                   -                        21,600/0                                0/0
-----------------------

(1) Value is calculated by subtracting the exercise price per share from the fair market value at the time of exercise and multiplying this amount by the number of shares exercised pursuant to the stock option.
(2) Value is calculated by subtracting the exercise price per share from $4.05, the closing price of the Company's Class A Common Stock on March 31, 2003, and multiplying such amount by the number of shares subject to the option.


EMPLOYMENT AND SEVERANCE AGREEMENTS

           The Company has a severance agreement with Mr. Cullens, the Chief Executive Officer of the Company. The severance agreement provides that in the event that Mr. Cullens is terminated without Cause (as defined therein) or he resigns for Good Reason (as defined therein), the Company shall pay to Mr. Cullens severance payments equal to his salary and bonus for the fiscal year in which the termination occurs, and the severance agreement also provides for the payment of certain amounts upon the occurrence of certain events. Mr. Cullens agreed not to compete with the Company and not to solicit any Company employees for a period of one year after termination in the event that his termination entitles him to severance payments. The Company's severance payment obligations and Mr. Cullens' right to this additional bonus shall terminate upon Mr. Cullens' death, resignation without Good Reason, retirement or termination for Cause.

         The Company also has entered into a deferred compensation program with Mr. Cullens. The amount of deferred incentive compensation to be awarded to Mr. Cullens in each year of his service as Chief Executive Officer of the Company is to be based on the Company's consolidated net income before income taxes as set forth in the Company's audited financial statements for March 31, 2004 and subsequent fiscal years plus any gain on the sale of the Company's interest in Conference Plus, Inc., if any. The amount of the award shall be determined as follows:


CONSOLIDATED DEFERRED
COMPENSATION INCOME
BEFORE CUMULATIVE                           MAXIMUM          CUMULATIVE  MAXIMUM
INCOME TAXES                      RATE      AWARD            AWARD
-----------------------------     ------    -------------    -------------------

Up to $2,500,000                     5%        $125,000           $ 125,000
Next  $3,750,000                     4%        $150,000           $ 275,000
Next  $6,250,000                     3%        $187,500           $ 462,500
Next  $6,250,000                     2%        $125,000           $ 587,500
Next  $6,250,000                     1%        $ 62,500           $ 650,000

All amounts awarded under the deferred compensation program shall vest on March 31, 2006 as long as Mr. Cullens is employed by the Company on that date. Any amounts earned by Mr. Cullens in the fiscal years ending after March 31, 2006 will be fully vested at the time the amounts are determined as set forth above. The amounts earned under the program will also be fully vested in the event of Mr. Cullens' death or termination of employment by permanent and total disability prior to March 31, 2006 or upon a change in control of the Company.

Unless otherwise elected, the deferred incentive compensation earned by Mr. Cullens and vested thereunder will be paid to Mr. Cullens upon his retirement from the Company or other termination of employment. Mr. Cullens shall also have the right to withdraw all vested amounts earned under the program at any time, provided that 5% of the amount withdrawn shall be forfeited to the Company. The Company shall establish a rabbi trust and pay to the trust from time to time an amount equal to any amount earned under the deferred incentive compensation program. The balance in the deferred compensation account will be paid to Mr. Cullens in a lump sum within 30 days after a change in control of the Company or within 90 days after his death or termination of employment by permanent and total disability.



                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for the Company's executive compensation and employee stock option programs. It periodically determines the compensation to be paid to the executive officers of the Company and administers and determines the awards to be granted under the Company's 1995 Stock Incentive Plan. The Compensation Committee has four independent directors.

OVERVIEW AND PHILOSOPHY

         The executive compensation program is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience, and contribution to the long-term success of the Company. A leading consulting firm provides for the Compensation Committee's consideration information regarding executive compensation of companies that operate in similar industries. The Compensation Committee believes that its task of determining fair and competitive compensation is ultimately judgmental.

         The executive compensation program is composed of base salary, annual incentive compensation, equity based incentives, and other benefits generally available to all employees.

BASE SALARY

         The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. Surveys from outside firms and consultants are used to help determine what is competitive. In making annual adjustments to base salary, the Compensation Committee also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component.

ANNUAL INCENTIVE COMPENSATION

         Annual incentive compensation is ordinarily determined by a formula which considers the financial goals and objectives of the Company.

LONG-TERM INCENTIVES

         In general, the Compensation Committee believes that equity based compensation should form a part of an executive's total compensation package. Stock options may be granted to executives in order to directly relate a portion of the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives with the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option will be determined by factors similar to those considered in establishing base salaries. In fiscal 2003, 505,192 stock options were granted to executive officers.

DEFERRED COMPENSATION

         The Company's Chief Executive Officer has a deferred compensation arrangement in the form of a Rabbi Trust Agreement.

OTHER

         Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

         The Compensation Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive
Officer  does  not   participate  in  setting  the  amount  and  nature  of  his compensation.

         Internal Revenue Code section 162(m), in general, precludes a public corporation from claiming a tax deduction for compensation in excess of $1 million in any taxable year for any executive officer named in the summary compensation table in such corporation's proxy statement. Certain performance-based compensation is exempt from this tax deduction limitation. The Compensation Committee's policy is to structure executive compensation in order to maximize the amount of the Company's tax deduction. However, the Compensation Committee reserves the right to deviate from that policy to the extent it is deemed necessary to serve the best interests of the Company.

         This report is submitted by the Compensation Committee of the Board of Directors.

                                          Respectfully Submitted By:

                                          The Compensation Committee
                                                Paul A. Dwyer (Chair)
                                                Robert Penny III
                                                John W. Seazholtz
                                                Melvin J. Simon

                             AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

         We have reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

         We have discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) quality of accounting principles, (iv) management judgments and estimates, (v) any significant audit adjustments, (vi) other information in documents containing audited financial statements, (vii) any disagreements with management, (viii) any consultations with other accounts,
(ix) any major issues discussed with management prior to retention, (x) any difficulties encountered in performing the audit and (xi) any fees from management advisory services.

         We have received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1
(Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Ernst & Young LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

         Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

         In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                                  Respectfully Submitted By:

                                                  The Audit Committee
                                                  Paul A. Dwyer (Chair)
                                                  Melvin J. Simon
                                                  Bernard F. Sergesketter

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Compensation Committee is currently composed of Messrs. Dwyer (Chair), Penny, Seazholtz and Simon, the Assistant Secretary and Assistant Treasurer of the Company. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

         Since 1984, Melvin J. Simon & Associates, Ltd. has provided accounting and other financial services to the Company. Mr. Simon, a director and the Assistant Secretary of the Company and Co-Trustee of the Voting Trust, is the sole owner of Melvin J. Simon & Associates, Ltd. The Company paid Melvin J. Simon & Associates, Ltd. approximately $18,236, $36,845 and $3,448 in fiscal 2001, 2002 and 2003, respectively, for its services. The Company believes that these services are provided on terms no less favorable to the Company than could be obtained from unaffiliated parties.

         The Company has granted Robert C. Penny III and Melvin J. Simon, as Trustees of the Voting Trust, certain registration rights with respect to the shares of Common Stock held in the Voting Trust.

         In June 2001, trusts for the benefit of Robert C. Penny III, a director of the Company, and other Penny family members, entered into a guaranty of $10 million of the Company's obligations under its revolving credit facility. In consideration of the guarantee, the Company has granted those trusts warrants to purchase 512,820 shares of Class A Common Stock for a period of five years at an exercise price of $1.95 per share (the fair market value on the date of grant) and agreed to grant registration rights with respect to shares acquired upon exercise. This guarantee is no longer in place.

         The Company has certain  severance  agreements  with Mr.  Cullens,  the
Chief  Executive   Officer  of  the  Company.   See  "Employment  and  Severance
Agreements" above.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During fiscal 2003, all such persons filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934 with the exception of Mr. Clark, who filed a Form 3 on May 2003 when it was due on September 29, 2001 and reported five option grants on a Form 4 on May 30, 2003 when the option grants should have been reported on Form 4s in May 2002 and March 2003.

                                PERFORMANCE GRAPH

         The following performance graph compares the change in the Company's cumulative total stockholder return on its Class A Common Stock with the cumulative total return of the Nasdaq Stock Market--U.S. Index and the Nasdaq Telecommunications Index for the period commencing April 1, 1998 and ending March 31, 2003. The stock price performance shown in the performance graph is not indicative of future stock price performance.




                                [GRAPH OMITTED]



                           TOTAL RETURN - DATA SUMMARY

                                                      CUMULATIVE TOTAL RETURN
                                  -------------------------------------------------------------
                                     4/1/98      3/99       3/00      3/01      3/02      3/03

WESTELL TECHNOLOGIES, INC.          $100.00   $ 34.56    $250.00   $ 26.47   $ 12.16   $ 31.69
NASDAQ STOCK MARKET (U.S.)           100.00    135.08     250.99    100.60    101.32     74.37
NASDAQ TELECOMMUNICATIONS            100.00    163.11     246.25     87.04     47.08     34.85



PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         The Company Board of Directors has proposed amendments to its Amended and Restated Certificate of Incorporation to permit stockholders holding 25% or more of the voting power of Westell to call a special meeting of stockholders.

         Under Westell's Amended and Restated Certificate of Incorporation, the affirmative vote of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, is required to adopt the above described amendment (the "Special Meeting Amendment"). Messrs. Penny and Simon, the trustees of the Voting Trust and members of the Board, who collectively control over 50% of the voting power of the Company, have indicated that they will vote for this Proposal No. 2.

         Under Article Ninth of the Amended and Restated Certificate of Incorporation, special meetings of stockholders may be called by the Chairman of the Board, the President, a majority of the Board of Directors then in office or stockholders owning at least a majority of the voting power represented by all of the issued and outstanding capital stock of the Company. The proposed Special Meeting Amendment would allow stockholders with less than a majority of the voting power of Westell to call special meetings. The proposed Special Meeting Amendment would permit stockholders owning at least 25% of the voting power represented by all of the issued and outstanding capital stock of the Company to call a special meeting of stockholders (in addition to the Chairman of the Board, the President and a majority of the Board of Directors). Westell believes that this Special Meeting Amendment would provide stockholders with more of a voice in the affairs of the Company.

         If the Special Meeting Amendment is approved, paragraph B of Article Ninth would be amended to read as follows:

          Special Meetings of Stockholders. Special meetings of the stockholders, for any purpose or purposes (except to the extent otherwise provided by law or this Amended and Restated Certificate of Incorporation), may only be called by the Chairman of the Board, the President, a majority of the Board of Directors then in office or stockholders owning at least 25% of the voting power represented by all of the issued and outstanding capital stock of the corporation.

         The Special Meeting Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in the charter or the bylaws as in effect on the date hereof. The Amended and Restated Certificate of Incorporation and Bylaws currently provide several mechanisms whereby the Company's Board could resist a takeover attempt not considered to be in the best interests of stockholders. The Board has the authority to issue up to 1,000,000 shares of preferred stock and to determine the relative preferences, limitations and relative rights of those shares with respect to dividends, redemption, payments on liquidation, sinking fund provisions, conversion privileges and voting rights without any further vote or action by the stockholders. The rights of the holders of Class A Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. While the Company has no present intention to issue shares of preferred stock, any such issuance could have the effect of making it more difficult for a third party to acquire control of the Company.

         In addition, the Company is subject to the anti-takeover  provisions of
Section 203 of the Delaware General Corporation Law, which could have the effect of delaying or preventing a change of control of the Company. Furthermore, certain provisions of the Amended and Restated Certificate of Incorporation and the Bylaws of the Company may individually or collectively have the effect of delaying or preventing changes in control of the Company or its management and could have a depressive effect on the market price of the Class A Common Stock. For example, the Amended and Restated Certificate of Incorporation and the Bylaws require stockholders to follow an advance notification procedure for certain stockholder nominations of candidates to the Board and for new business to be conducted at stockholders meetings.

         RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors considers the Special Meeting Amendment to be in the best interests of the Company and all of its stockholders and unanimously recommends that the stockholders vote "FOR" this Proposal No. 2.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO THE COMPANY'S BYLAWS

         Our Board of Directors has proposed an amendment to its Bylaws to eliminate certain provisions set forth in Article IX of the Company's Bylaws that prevent the Company from selling securities having forward pricing provisions without first obtaining majority stockholder approval.

         Clauses (ii) and (iii) of Article Ninth of Westell's Bylaws currently read that without first obtaining the approval of holders of a majority of the voting power of the Company at a duly convened meeting of shareholders:

                  (ii) sell or issue any security of the Company convertible, exercisable or exchangeable into shares of Common Stock, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock (except for appropriate adjustments made to give effect to any stock splits or stock dividends); or

                  (iii) enter into (a) any equity line or similar agreement or arrangement; or (b) any agreement to sell Common Stock (or any security convertible, exercisable or exchangeable into shares of Common Stock ("Common Stock Equivalent")) at a per share price (or, with respect to a Common Stock Equivalent, at a conversion, exercise or exchange price, as the case may be ("Equivalent Price")) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method. Notwithstanding the foregoing, however, a price protection clause shall be permitted in an agreement for sale of Common Stock or Common Stock Equivalent, if such clause provides for an adjustment to the price per share of Common Stock or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement) (the "Fixed Price") in the event that the Company, during the period beginning on the date of the agreement and ending no later than 90 days after the closing date of the transaction, sells shares of Common Stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price.

The Bylaw Amendment would eliminate the above clauses (ii) and (iii) of Article IX in their entirety. These provisions were adopted in connection with the State of Wisconsin Investment Board's ("SWIB's) purchase of 1,657,459 shares of Class A Common Stock in April 2001. The provisions prevent Westell from selling convertible securities whose conversion price is not set at the time of the issuance of the convertible securities or whose conversion price contains downward adjustment pricing provisions without first obtaining majority stockholder approval. If the conversion formula was not set at the time of issuance of the securities, then the number of shares of Class A Common Stock that could be ultimately be issued upon conversion would be indeterminable, could fluctuate significantly and cause significant dilution.

         Westell has no current intention of issuing securities with forward pricing provisions. However, this provision could restrict the Company from obtaining advantageous financing on a timely basis as new types of securities become favored by investors. For example, a number of companies have recently issued convertible preferred securities to investors attracted by a dividend yield and willing to accept "collared" conversion provisions that enable a company to benefit from a rise on the company's stock price by a reduction in the number of common shares issuable upon conversion. Westell has issued securities with forward pricing provision in the past. On April 16, 1999, Westell issued $20,000,000 aggregate principal amount of convertible debentures containing a forward-pricing provision when it had an immediate need for a cash infusement to remain in business. The number of shares of Class A Common Stock issuable upon conversion of the convertible debentures could have been, in certain circumstances, inversely proportional to the market price of the Class A Common Stock at the time of conversion. If the trading prices of the Class A Common Stock fell, the convertible debentures could have been convertible, under certain circumstances, into an increasing number of shares of Class A Common Stock. None of the convertible debentures are currently outstanding. The Company has no current intention to issue any securities with forward pricing provisions, but believes that it should have the flexibility to do so in the event that it requires funding on an timely basis on those terms. Because of the SEC proxy disclosure rules and procedures, it can take over sixty days to obtain stockholder approval of the issuance of securities with forward-pricing provisions. This prolonged time period could prevent the Company from obtaining favorable financing on a timely basis.

         The Company believes that the provisions that are proposed to be deleted pursuant to the Bylaw Amendment restrict the Company's flexibility in obtaining financing and could in the future impair the Company's ability to obtain the most advantageous financing in the future on a timely basis. The Company's Board of Directors believes that adoption of the Bylaw Amendment is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions.

         The affirmative vote of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, is required to adopt the above described amendment (the "Bylaw Amendment"). Messrs. Penny and Simon, the trustees of the Voting Trust and members of the Board, who collectively control over 50% of the voting power of the Company, have indicated that they will vote for this Proposal No. 3.

         RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors considers the Bylaw Amendment to be in the best interests of the Company and all of its stockholders and unanimously recommends that the stockholders vote "FOR" Proposal No. 3.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent auditors for fiscal 2003 were Ernst & Young LLP. Selection of independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to respond to appropriate questions and to make a statement if they desire to do so.

AUDIT FEES

         The aggregate fees billed by Westell's independent auditors rendered in connection with (i) the audit of Westell's annual financial statements set forth in the Westell Annual Report on Form 10-K for the year ended March 31 2003, and
(ii) the review of Westell's quarterly financial statements set forth in Westell's Quarterly Report on Form 10-Q for the quarters ended June 30, 2002, September 30, 2002, and December 31, 2002 were approximately $392,000.


AUDIT RELATED FEES

         The aggregate fees for audit related services rendered by the independent auditors for Westell's most recent fiscal year were approximately $52,000. These fees include work performed by the independent auditors with respect to accounting assistance.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no information technology services rendered by Ernst & Young LLP during the year ended March 31, 2003.

ALL OTHER FEES

         The aggregate fees for all other services rendered by its independent auditors for Westell's most recent fiscal year were approximately $40,000. These fees include work performed by the independent auditors with respect to tax compliance and other tax consulting. The total of audit related fees and all other fees were approximately $92,000.

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT ACCOUNTANT

         The audit committee has considered  whether the services provided under
other  non-audit   services  are  compatible  with   maintaining  the  auditor's
independence and has determined that such services are compatible.


                          PROPOSALS OF SECURITY HOLDERS

         A stockholder proposal to be included in the Company's proxy statement and presented at the 2003 Annual Meeting must be received at the Company's executive offices, 750 North Commons Drive Aurora, Illinois 60504 by no later than April 23, 2004 for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

         Stockholders wishing to nominate a director or bring a proposal before the 2004 Annual Meeting (but not include the proposal in the Company's proxy statement) must cause written notice of the proposal to be received by the Secretary of the Company at the principal executive offices of the Company in Aurora, Illinois, by no later than 60 days prior to the Annual Meeting date, as well as comply with certain provisions of the Company's bylaws. In order for a stockholder to nominate a candidate for director, such notice must describe various matters regarding the nominee and the stockholder giving the notice, including such information as name, address, occupation and shares held. In order for a stockholder to bring other business before a stockholders meeting, the notice for such meeting must include various matters regarding the stockholder giving the notice and a description of the proposed business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.


                              FINANCIAL INFORMATION

         The Company has furnished its financial statements to stockholders in its 2003 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any stockholder, on the request of such stockholder, an additional copy of the 2003 Annual Report and the Company's most recent Form 10-K. Written requests for such copies should be directed to Westell Technologies, Inc., Attention: Nicholas C. Hindman, Sr., Senior Vice President and Chief Financial Officer, 750 North Commons Drive, Aurora, Illinois 60504; telephone number (630) 898-2500.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Directors of the Company knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                              By Order of the Board of Directors

                                              Nicholas C. Hindman, Sr.
                                              Senior Vice President and
                                              Chief Financial Officer

Date: August 21, 2003

PROXY                         WESTELL TECHNOLOGIES, INC.                   PROXY

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WESTELL TECHNOLOGIES, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS, ON SEPTEMBER 25, 2003, 10:00 A.M., LOCAL TIME, AT THE WESTELL CORPORATE HEADQUARTERS, 750 NORTH COMMONS DRIVE, AURORA, ILLINOIS 60504.

         The undersigned hereby appoints John W. Seazholtz and Melvin J. Simon, and each of them proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all Class A Common Stock and/or Class B Common Stock held of record by the undersigned in Westell Technologies, Inc., upon all subjects that may properly come before the special meeting, and at any adjournments thereof, including the matters described in the proxy statements furnished herewith, subject to any directions indicated on the reverse side of this card.

         THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT FOR THE ANNUAL MEETING.
         This proxy when properly executed will be voted in the manner directed by the undersigned direction is made, this proxy will be voted for all of the proposals.
         (THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)
                                                    (Comments/Change of Address)

                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------
                                                    (If you have written in the
                                                    above space, please mark the
                                                    corresponding  box  on   the
                                                    reverse side)




(THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            - FOLD AND DETACH HERE -
          THE FOLLOWING MATTERS ARE PROPOSED BY THE BOARD OF DIRECTORS
1.  ELECTION OF DIRECTORS:                  For  Withhold     List nominee
Director Nominees:                          []       []       exceptions:
John W. Seazholtz, Paul A. Dwyer, Jr., E.
Van Cullens, Robert C. Penny III, Roger
L. Plummer, Bernard F. Sergesketter,        For All
Melvin J. Simon                             All Except
                                            []
- - - - - - - - - - - - - - - - - - - - -
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided

                                                     This  proxy  when  properly
                                                     executed  will be  voted in
                                                     the manner  directed herein
                                                     by     the      undersigned
                                                     stockholder.      If     no
                                                     direction  is  made,   this
                                                     proxy  will  be  deemed  to
                                                     constitute   direction   to
                                                     vote    "for"   the   above
                                                     proposal.

                                                     Please mark, sign, date and
                                                     return the proxy card using
                                                     the enclosed envelope.

2.  APPROVAL OF AN
AMENDMENT  TO THE              For Against  Abstain
AMENDED AND RESTATED
CERTIFICATE OF                 []   []       []
INCORPORATION OF WESTELL
TECHNOLOGIES, INC. TO PERMIT
STOCKHOLDERS HOLDING 25%
OR MORE OF THE VOTING POWER
OF WESTELL TO CALL A
SPECIAL MEETING OF
STOCKHOLDERS.

2.  APPROVAL OF AN
AMENDMENT  TO THE              For Against  Abstain
AMENDED AND RESTATED
BYLAWS OF WESTELL              []   []       []
TECHNOLOGIES, INC.
TO ELIMINATE CLAUSES
(ii) and (iii) OF
ARTICLE IX OF THE BYLAWS
WHICH PREVENT WESTELL
TECHNOLOGIES, INC. FROM
SELLING SECURITIES HAVING
FORWARD PRICING PROVISIONS
WITHOUT FIRST OBTAINING
MAJORITY STOCKHOLDER APPROVAL.
Comments/Change of Address                Date ________________________, 2003

                                          Signature(s) _________________________

                                          Signature(s) _________________________
(NOTE: Please sign exactly as name appears on this Proxy. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)